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FORM B1                               UNITED STATES BANKRUPTCY COURT                                      VOLUNTARY PETITION
                                         DISTRICT OF CONNECTICUT

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Name of Debtor (if individual, enter Last, First, Middle):      Name of Joint Debtor (Spouse)(Last, First, Middle):
  Gantos, Inc.
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All Other Names used by the Debtor in the last 6 years           All Other Names used by the Joint Debtor in the last 6 years
(include married, maiden, and trade names):                      (include married, maiden, and trade names):

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Soc. Sec./Tax I.D. No. (if more than one, state all):            Soc. Sec./Tax I.D. No. (if more than one, state all):
  38-1414122

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Street Address of Debtor (No. & Street, City, State & Zip Code): Street Address of Joint Debtor (No. & Street, City, State &
1266 E. Main Street, 5th FL                                      Zip Code):
Stamford, CT 06902                                                                      99 51806 AHWS
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County of Residence or of the                                    County of Residence or of the
Principal Place of Business: Fairfield                           Principal Place of Business:
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Mailing Address of Debtor (if different from street address):    Mailing Address of Joint Debtor (if different from street address):


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Location of Principal Assets of Business Debtor                  117 women's fashion retail stores located in CT and 25 other
(if different from address above):                               states with corporate headquarters and warehouse in Stamford, CT

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                                    INFORMATION REGARDING THE DEBTOR (CHECK THE APPLICABLE BOXES)
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Venue (Check any applicable box)

[X] Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

[ ] There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.
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       TYPE OF DEBTOR (Check all boxes that apply)                        CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH
[ ] Individual(s)                    [ ] Railroad                               THE PETITION IS FILED (Check one box)
[X] Corporation                      [ ] Stockbroker               [ ] Chapter 7         [X] Chapter 11          [ ] Chapter 13
[ ] Partnership                      [ ] Commodity Broker          [ ] Chapter 9         [ ] Chapter 12
[ ] Other                                                          [ ] Sec. 304 - Case ancillary to foreign proceeding
         -------------------------------                         -------------------------------------------------------------------
-----------------------------------------------------------------                    FILING FEE (Check one box)
          NATURE OF DEBTS (Check one box)                          [ ] Full Filing Fee Attached
[ ] Consumer/Non-Business            [X] Business                  [X] Filing Fee to be paid in installments (Applicable to
-----------------------------------------------------------------      individuals only)
     Chapter 11 Small Business (Check all boxes that apply)            Must attach signed application for the court's
[ ] Debtor is a small business as defined in 11 U.S.C. Section 101     consideration certifying that the debtor is unable to pay fee
[ ] Debtor is and elects to be considered a small business under       except in installments.
    11 U.S.C. Section 121(e) (Optional)                                Rule 1006(b). See Official Form No. 3.
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STATISTICAL/ADMINISTRATIVE INFORMATION (Estimates only)                                             THIS SPACE IS FOR COURT USE ONLY
[X] Debtor estimates that funds will be available for distribution to unsecured creditors.              ----------------------------
[ ] Debtor estimates that, after any exempt property is excluded and administrative expenses            |
    paid, there will be no funds available for distribution to unsecured creditors.                     |
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                                1-15      16-49     50-99     100-199    200-999    1000-over           |
Estimated Number of Creditors                                                                           |
                                [ ]        [ ]       [ ]        [ ]        [ ]         [ ]              |
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Estimated Assets                                                                                        |
                                                                                                        |
 50 to  $50,001 to $100,001 to $500,001 to  $1,000,001 to  $10,000,001 to  $50,000,001 to   More than   |      99 Dec 28 PM 1:55
$50,000  $100,000    $500,000   $1 million   $10 million    $50 million    $100 million    $100 million |
  [ ]       [ ]        [ ]          [ ]          [ ]             [ ]             [ ]           [ ]      |
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Estimated Debts                                                                                         |
                                                                                                        |
 50 to  $50,001 to $100,001 to $500,001 to  $1,000,001 to  $10,000,001 to  $50,000,001 to   More than   |
$50,000  $100,000    $500,000   $1 million   $10 million    $50 million    $100 million    $100 million |
  [ ]       [ ]        [ ]          [ ]          [ ]             [ ]             [ ]           [ ]      |
                                                                                                        |
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VOLUNTARY PETITION                                                  Name of Debtors
(This page must be completed and filed in every case)               GANTOS, INC.

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             PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (IF MORE THAN ONE, ATTACH ADDITIONAL SHEET)

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Location                                                            Cash Number:                        Date Filed:
Where Filed:        NONE
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   PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE, PARTNER OR AFFILIATE OF THIS DEBTOR (IF MORE THAN ONE, ATTACH ADDITIONAL SHEET)
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Name of Debtor:                                                     Case Number:                        Date Filed:
NONE
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District                                                            Relationship:                       Judge:

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                                                         SIGNATURES
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      SIGNATURE(S) OF DEBTOR(S) (INDIVIDUAL/JOINT)                        SIGNATURE(S) OF DEBTOR (CORPORATION/PARTNERSHIP)

I declare under penalty of perjury that the information provided    I declare under penalty of perjury that the information provided
in this petition is true and correct.                               in this petition is true and correct, and that I have been
[If petitioner is an individual whose debts are primarily           authorized to file this petition on behalf of the debtor.
consumer debts and has chosen to file under chapter 7.] I am
aware that I may proceed under chapter 7, 11, 12 or 13 of           The debtor requests relief in accordance with the chapter of
title 11, United States Code, understand the relief available       title 11, United States Code, specified in this petition.
under each such chapter, and choose to proceed under chapter 7,
I request relief in accordance with the chapter of title 11,
United States Code, specified in this petition.                     X  /s/ Arlene Stern
                                                                       -----------------------------------------------------
                                                                       Signature of Authorized Individual
X  NOT APPLICABLE
   -----------------------------------------------------               ARLENE STERN
   Signature of Debtor                                                 -----------------------------------------------------
                                                                       Print or Type Name of Authorized Individual
X  NOT APPLICABLE
   -----------------------------------------------------               PRESIDENT AND CEO
   Signature of Joint Debtor                                           -----------------------------------------------------
                                                                       Title of Authorized Individual
   -----------------------------------------------------
   Telephone Number (If not represented by attorney)                   -----------------------------------------------------
                                                                       Date
   -----------------------------------------------------
   Date
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                SIGNATURE OF ATTORNEY                                           SIGNATURE OF NON-ATTORNEY PETITION PREPARER

X  /s/ JAMES BERMAN                                                 I certify that I am a bankruptcy petition preparer as defined
   -----------------------------------------------------            in 11 U.S.C. Section 110, that I prepared this document for
   Signature of Attorney for Debtor(s)                              compensation, and that I have provided the debtor with a
                                                                    copy of this document.
   JAMES BERMAN, ct06027
   -----------------------------------------------------              NOT APPLICABLE
   Printed Name of Attorney for Debtor(s)/Bar No.                     ------------------------------------------------------
                                                                      Printed Name of Bankruptcy Petition Preparer
   ZEISLER & ZEISLER, P.C.
   -----------------------------------------------------              ------------------------------------------------------
   Firm Name                                                          Social Security Number

   558 CLINTON AVENUE BRIDGEPORT, CT 06605                            ------------------------------------------------------
   -----------------------------------------------------              Address
   Address
                                                                      ------------------------------------------------------
   -----------------------------------------------------              Names and Social Security numbers of all other individuals who prepared or assisted in preparing this document.
   203-368-4234
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   Telephone Number

   December 28, 1999
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   Date
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                        EXHIBIT A                                   If more than one person prepared this document, attach
    (To be completed if debtor is required to file periodic         additional sheets conforming to the appropriate official form
    reports (e.g., forms 10K and 10Q) with the Securities           for each person.
    and Exchange Commission pursuant to Section 13 or 15(d)
    of the Securities Exchange Act of 1934 and is requesting        X  NOT APPLICABLE
    relief under chapter 11)                                           ------------------------------------------------------
                                                                       Signature of Bankruptcy Petition Preparer
/X/ Exhibit A is attached and made a part of this petition.
                                                                       ------------------------------------------------------
                                                                       Date
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                        EXHIBIT B
         (To be completed if debtor is an individual                A bankruptcy petition preparer's failure to comply with the
         whose debts are primarily consumer debts)                  provisions of title 11 and the Federal Rules of Bankruptcy
I, the attorney for the petitioner named in the foregoing           Procedure may result in fines or imprisonment or both.
petition, declare that I have informed the petitioner that          11 U.S.C. Section 110; 18 U.S.C. Section 156.
[he/she] may proceed under chapter 7, 11, 12 or 13 of title 11,
United States Code, and have explained the relief available
under each such chapter.

X
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   Signature of Attorney for Debtor(s)          Date

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